SUPPLEMENT DATED MAY 1, 2025

To the

PROSPECTUS DATED MAY 1, 1989 – for TransEquity VUL and

PROSPECTUS DATED MAY 1, 1991 – for TransEquity II VUL

Issued through

Transamerica Life Insurance Company Separate Account VL

By

Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent is inconsistent, replaces certain information contained in your prospectus:

INVESTMENT OPTIONS

To view investment options and other product documents, please go to following website:

http://dfinview.com/Transamerica/TAHD/893000001?site=VAVUL

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This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at our administrative and service office at 1-800-808-2829, from 8:00 a.m. – 5 p.m., Eastern Time. TCL serves as the principal underwriter for the Policies. More information about TCL is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

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This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.